UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2020

COMPUTER TASK GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 882-8000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	CTG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 17, 2020, the Company held its annual meeting of shareholders (“Annual Meeting”) via live webcast at which the Company’s shareholders voted on four (4) proposals and cast their votes as described below. The proposals are described in detail in the Company’s proxy statement dated August 13, 2020 which was filed with the Securities and Exchange Commission. The number of shares issued, outstanding and eligible to vote as of the record date of August 7, 2020 was 14,627,898.

Proposal 1:    The Election of Directors:

Name of Director	For	Withhold Authority	Broker Non-Votes
James R. Helvey III	7,315,877	2,212,011	2,737,885
Owen J. Sullivan	7,189,896	2,337,992	2,737,885

Proposal 2:    Non-Binding Approval, on an Advisory Basis of the Company’s Compensation Plan for Named Executives:

For	Against	Abstentions	Broker Non-Votes
7,472,061	2,021,026	34,801	2,737,885

Proposal 3:    To ratify the appointment of Grant Thornton LLP as the Company’s independent registered accounting firm for the 2020 fiscal year:

For	Against	Abstentions	Broker Non-Votes
11,472,446	775,678	17,648	0

Proposal 4:    To approve and ratify the Company’s 2020 Equity Award Plan:

For	Against	Abstentions	Broker Non-Votes
6,906,568	2,591,554	29,766	2,737,885

Item 7.01	Regulation FD.

On September 21, 2020, Computer Task Group, Incorporated (the “Company”) published a press release announcing the results of the vote at its annual meeting of shareholders that was held via live webcast on September 17, 2020. The press release was posted to the Company’s website and is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release dated September 21, 2020.

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: September 21, 2020	By:	/s/ Peter P. Radetich
	Name:	Peter P. Radetich, Senior Vice President & Secretary

3